UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2014



                       ENVISION SOLAR INTERNATIONAL, INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                      333-147104                 26-1342810
----------------------------   ------------------------     -------------------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583



         -------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02:  UNREGISTERED SALES OF EQUITY SECURITIES

     Effective as of September 17, 2014, the Company issued a total of 13,086,658 shares of common stock to investors in its private placement, receiving a total of $1,963,000 of capital for such issuances. 5,033,330 of these shares have been issued subsequent to the filing of our form 10q on August 14, 2014. As previously reported, the Company is currently making a private placement of up to 26,666,666 units with each unit consisting of one share of common stock and one common stock purchase warrant for a subscription price of $0.15 per unit, of which 13,086,658 shares have been sold as of the date of this Report. No other consideration was received by the Company in these transactions. The Company's total shares outstanding after the issuance of these shares is 56,353,323.

     This notice does not constitute an offer to sell or a solicitation to buy a security. Any offer to sell or a solicitation to buy a security from the Company is made only to prospective investors with whom the Company has a pre-existing relationship and only by the complete Private Placement Memorandum and exhibits and supplements thereto, dated January 14, 2014 (the "Memorandum") and last supplemented on August 15, 2014, covering the Company's common stock in the private placement, including the risk factors described in the Memorandum.

     The securities offered in the Company's private placement have not been registered under the Act or any state securities laws. No shares may be resold, assigned or otherwise transferred unless a registration statement under the Act is in effect, or the Company has received evidence satisfactory to it that such transfer does not involve a transaction requiring registration under the Act and is in compliance with the Act.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Envision Solar International, Inc.

September 17, 2014                  By: /s/ Chris Caulson
                                    --------------------------------------
                                    Chris Caulson, Chief Financial Officer


















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